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                                                                    Exhibit 23.8

                               ENGINEER'S CONSENT

          We consent to the reference to our appraisal report for Northstar Energy Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.


                                        PADDOCK LINDSTROM & ASSOCIATES LTD.

                                        /s/ D.L. Paddock
                                        ----------------------------------------
                                            D.L. Paddock, P. Eng.
                                            Vice-President

August 13, 1999